                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                SPS TECHNOLOGIES
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[graphic]

March 31, 2003


To our Shareholders:

   You are cordially invited to attend the Annual Meeting of Shareholders of SPS Technologies, Inc. In honor of the Company's 100th anniversary, the meeting will be held at the Company's manufacturing facility located at 301 Highland Avenue, Jenkintown, Pennsylvania 19046 at 10:00 a.m. on Tuesday, April 29, 2003. A plant tour will be available to interested shareholders after the conclusion of the meeting.

   Details of the business to be conducted at the Annual Meeting are given in the enclosed Proxy Statement. We will also present a report on the SPS business results for the year 2002 and on other matters of current interest to our shareholders.

   Whether or not you attend the meeting, it is important that your shares be represented and voted. We encourage you to read the enclosed Proxy Statement and promptly execute and return your proxy card in the enclosed envelope or vote your shares over the Internet or by telephone as indicated in the enclosed instructions.

Sincerely,



/s/ John S. Thompson

John S. Thompson
Chief Executive Officer and President

Important

Please note that due to security procedures, you will be required to show a form of picture identification to gain access to the Company's facility if you plan to attend the Annual Meeting. We ask that you advise the Company of your intention to attend the meeting by calling the Company's Investor Relations Department at (215) 517-2001 or by sending an e-mail to ir@spstech.com.

                                            Corporate Offices
                                            Two Pitcairn Place
                                            Suite 200
                                            165 Township Line Road
                                            Jenkintown
                                            Pennsylvania 19046-2611

                                            Phone (215) 517-2000
                                            Fax (215) 517-2032

--------------------------------------------------------------------------------
SPS Technologies, Inc.
Two Pitcairn Place, Suite 200
165 Township Line Road
Jenkintown, Pennsylvania 19046
--------------------------------------------------------------------------------


Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of SPS Technologies, Inc. will be held on Tuesday, April 29, 2003, at ten o'clock a.m., local time, at SPS Technologies, Inc.'s manufacturing facility located at 301 Highland Avenue, Jenkintown, Pennsylvania 19046, for the following purposes:

1. To elect two Class II directors for a term of three years; and

2. To transact such other business as may properly come before the meeting.

Record Date

The Board of Directors has fixed the close of business on March 11, 2003 as the record date for the purpose of determining shareholders who are entitled to notice of and to vote at the meeting.

                                     By order of the Board of Directors,


                                     James D. Dee
                                     Secretary

March 31, 2003





--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

  You are urged to mark, sign, date and promptly return your proxy card in the enclosed envelope or vote your shares over the Internet or by telephone.
--------------------------------------------------------------------------------

                               Table of Contents

--------------------------------------------------------------------------------

Voting Procedures ........................................................    1
  Revocation of Proxy.....................................................    1
  Cost of Soliciting Proxies..............................................    1
  Vote Required and Method of Counting Votes..............................    1
  Other Business..........................................................    1
Ownership of Voting Securities ...........................................    2
   Principal Beneficial Ownership ........................................    2
   Holdings of Executive Officers and Directors ..........................    3
Section 16(a) Beneficial Ownership Reporting Compliance ..................    4
Election of Directors* ...................................................    4
   Class II - Nominees for a Three-Year Term .............................    4
   Class I - Directors with Terms Expiring in 2004 .......................    5
   Class III - Directors with Terms Expiring in 2005 .....................    5
Board Meetings, Committees and Compensation of Directors .................    6
   Executive Compensation and Stock Option Committee .....................    6
   Directors Committee ...................................................    6
   Audit Committee .......................................................    7
Executive Compensation ...................................................    8
   Summary Compensation Table ............................................    8
   Option Grants in Last Year Table ......................................    9
   Aggregated Option Exercises and Year-End Option Value Table ...........    9
Pension Benefits .........................................................    10
   Supplemental Executive Retirement Plan ................................    10
   Pension Plan Table ....................................................    10
Equity Compensation Plan Information .....................................    11
Compensation of Directors ................................................    12
Termination of Employment and Change of Control Arrangements .............    12
Certain Relationships and Related Transactions ...........................    14
Audit Committee Report ...................................................    14
Independent Accountants and Related Fees .................................    15
Compensation Committee Report on Executive Compensation ..................    16
   Overview and Philosophy ...............................................    16
   Executive Officer Compensation ........................................    16
   Chief Executive Officer Compensation ..................................    17
Common Stock Performance Graph ...........................................    18
Proposals of Shareholders ................................................    19


*Bold indicates this year's proposals

                                Proxy Statement

--------------------------------------------------------------------------------
Voting Procedures
--------------------------------------------------------------------------------

This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of SPS Technologies, Inc. ("Company"), to be held on Tuesday, April 29, 2003, and at any adjournments or postponements thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about March 31, 2003.

Only record holders of Common Stock of the Company at the close of business on March 11, 2003, are entitled to vote. Shareholders are requested to mark, sign, date and return the enclosed proxy card in the envelope provided, or submit your proxy by Internet or by telephone by following the instructions on the proxy card. If you submit your proxy by Internet, you may incur costs associated with electronic access, such as usage charges from Internet providers and telephone companies. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. The Internet and telephone voting facilities for shareholders of record will close at 11:00 P.M. Eastern Standard Time on April 28, 2003. If you choose to mail your proxy card, we have included a postage-paid envelope for your convenience. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

The method by which you vote will not limit your right to vote at the annual meeting if you later decide to attend in person.

Revocation of Proxy

If you later wish to revoke your proxy, you may do so by (1) sending a written statement to that effect to the Secretary of the Company; (2) submitting a properly signed proxy with a later date; (3) properly casting a new vote by Internet or by telephone at any time prior to the closure of the Internet and telephone voting facilities; or (4) by attending the meeting and voting in person.

Cost of Soliciting Proxies

The Company will pay the cost of soliciting proxies and will reimburse brokers, custodians, nominees and fiduciaries for the cost of forwarding materials to beneficial owners. Directors, officers and employees may solicit proxies, but they will not be specially compensated for such services.

Vote Required and Method of Counting Votes

   o Number of Shares Outstanding. On March 11, 2003 there were issued and outstanding 12,923,525 shares of Common Stock, par value $.50 per share. Each share is entitled to one vote and, in the election of directors, has cumulative voting rights. This means that shareholders have the right to multiply the number of votes to which they may be entitled by the total number of directors to be elected in the same election, and they may cast the whole number of such votes for one nominee or may distribute them among any two or more nominees. Proxy holders may vote for any or all of the nominees. The Company intends to have the proxy holders exercise such cumulative voting rights to elect the maximum number of nominees proposed by the Board of Directors.

Unless otherwise directed, shares represented by proxies in the accompanying form will be voted at the Annual Meeting or any adjournments or postponements thereof FOR the election of the nominated directors as stated under the heading "Election of Directors".

Other Business

The Company does not intend to bring any other matters before the meeting, and we do not know of any additional proposals to be presented by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote on them in accordance with their best judgment. Under the Company's By-laws, proposals of shareholders to be presented at the meeting must be submitted in accordance with the procedures summarized under the heading "Proposals of Shareholders."

--------------------------------------------------------------------------------
Ownership of Voting Securities
--------------------------------------------------------------------------------

Principal Beneficial Ownership

As of February 28, 2003, the Company knew the following persons to be the principal beneficial owners of its voting securities:

--------------------------------------------------------------------------------
Name and Address            Amount and Nature of Beneficial
of Beneficial Owner       Ownership of Shares of Common Stock   Percent of Class
--------------------------------------------------------------------------------
Gabelli Funds, LLC,                  3,871,199(a)                     29.9%
GAMCO Investors, Inc.,
Gabelli International Limited
Gabelli & Company, Inc.
Gabelli Group Capital
Partners, Inc. and
Mario J. Gabelli
One Corporate Center
Rye, NY 10580-1434

Tinicum Investors,                   2,005,472(b)                     15.5%
RIT Capital Partners plc,
Putnam L. Crafts, Jr., and
Eric M. Ruttenberg
990 Stewart Avenue
Garden City, NY 11530

Wachovia Corporation                   863,928(c)                      6.7%
One Wachovia Center
Charlotte, NC 28288-0137
--------------------------------------------------------------------------------

(a) Based on information supplied by the named entities in a joint filing on
    Schedule 13D dated June 3, 2002, with the Securities and Exchange Commission, as updated by the named entities through February 28, 2003. According to such information, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Gabelli Funds, LLC
    - 528,500 shares (sole voting and dispositive power); GAMCO Investors, Inc.
    - 3,241,099 (sole voting and dispositive power) and 84,500 shares (no voting and sole dispositive power); Gabelli International Limited - 2,600 (sole voting and dispositive power); Gabelli & Company, Inc. - 500 shares (sole voting and dispositive power), Gabelli Group Capital Partners, Inc. - 1,000 shares (sole voting and dispositive power). Mr. Mario J. Gabelli is the majority stockholder of Gabelli Group Capital Partners, Inc. (the ultimate parent company of Gabelli Funds, LLC and GAMCO Investors, Inc.) and individually owns 13,000 shares (sole voting and dispositive power) of the Company's Common Stock.

(b) Based on information supplied by the named entities in a joint filing on
    Schedule 13D dated January 24, 1997, with the Securities and Exchange Commission, as updated by the named entities through February 28, 2003. According to such information, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Tinicum Investors
    - 1,528,138 shares (sole voting and dispositive power); RIT Capital Partners plc - 264,622 shares (sole voting and dispositive power); Putnam
    L. Crafts, Jr. - 200,000 shares (sole voting and dispositive power); and Eric M. Ruttenberg - 12,712 shares (sole voting and dispositive power). Eric M. Ruttenberg, a director of the Company, is a general partner of Tinicum Investors.

(c) Based on information supplied by the named entity in a filing on Schedule 13G dated February 12, 2003, with the Securities and Exchange Commission, as updated by the named entities through February 28, 2003. According to such information, the named entity held sole, shared or no voting and dispositive power over the shares as follows: 32,000 shares (sole voting and shared dispositive power); 800 shares (sole voting and sole dispositive power); 823,500 shares (no voting and shared dispositive power); 7,580 shares (sole voting and no dispositive power); 48 shares (no voting and sole dispositive power). Wachovia Corporation filed the Schedule 13G pursuant to Rule 13d-1(b)(1)(ii)(G), as the parent company of Wachovia Securities, Inc. and Wachovia Bank, National Association. Wachovia Securities, Inc. is an investment advisor for mutual funds or other clients. The securities reported by Wachovia Securities, Inc. are beneficially owned by such mutual funds or other clients. Wachovia Bank, National Association holds the securities reported in a fiduciary capacity for its customers.

Holdings of Executive Officers and Directors

The following table shows information pertaining to the voting securities of the Company beneficially owned, as of February 28, 2003, by each director, by the Chief Executive Officer and President and five other executive officers. This information has been supplied by each of the individuals involved.

-----------------------------------------------------------------------------------------------------------------------------------
Name of Individual                                       Number of Shares       Number of Shares    Total Shares   Percent of Class
or Number of                                                with Direct        Acquirable Within    Beneficially       If 1% or
Persons in Group                                       Beneficial Ownership         60 Days           Owned(a)          More(b)
-----------------------------------------------------------------------------------------------------------------------------------
Charles W. Grigg                                              172,099               170,282           342,381            2.61%
Richard W. Kelso                                                5,870                     0             5,870               -
James F. O'Connor                                               6,708                 1,522             8,230               -
Eric M. Ruttenberg                                              7,712                 5,000            12,712(c)            -
Raymond P. Sharpe                                               6,308                 4,646            10,954               -
John S. Thompson                                               20,000                68,000            88,000               -
Harry J. Wilkinson                                            103,560                     0           103,560               -
James W. Zug                                                    5,137                     0             5,137               -
Thomas S. Cross                                                   681                12,700            13,381               -
James D. Dee                                                    3,725                24,000            27,725               -
William M. Shockley                                            16,951                43,400            60,351               -
Margaret B. Zminda                                                748                12,000            12,748               -
All Directors and Executive
 Officers as a Group (13 persons)                             350,592               346,050           696,642            5.23%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Beneficial ownership for purposes of this Proxy Statement is defined in accordance with the requirements of Rule 13d-3 under the Securities Exchange Act of 1934, which provides that the beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security, or has the right to acquire such voting power or investment power through the exercise of an option, warrant or right within 60 days. The individuals named in the table each exercise sole voting and dispositive power over the shares beneficially owned by them, except for 11,500 shares held by Mr. Grigg's spouse.

(b) For purposes of calculating the percentage of the outstanding shares of Common Stock on February 28, 2003 for each listed person, the number of shares of Common Stock includes shares that may be acquired by such person within 60 days of February 28, 2003 through the exercise of vested stock options.

(c) The indicated shares of Common Stock are beneficially owned directly by Mr. Ruttenberg. Mr. Ruttenberg is a general partner of Tinicum Investors, a Delaware partnership ("Investors"), that had direct beneficial ownership of 1,528,138 shares of Common Stock as of February 28, 2003. Based on understandings with certain other beneficial owners of Common Stock described in a Statement on Schedule 13D dated January 24, 1997, as updated by the named entities through February 28, 2003, Mr. Ruttenberg and Investors may be deemed to have indirect beneficial ownership of an additional 464,622 shares of Common Stock beneficially owned directly by such other beneficial owners as of February 28, 2003. Mr. Ruttenberg disclaims beneficial ownership of any shares of Common Stock beneficially owned directly by Investors or such other beneficial owners.

--------------------------------------------------------------------------------
Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than 10 percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership of Common Stock of the Company with the Securities and Exchange Commission. To the Company's knowledge, based solely on a review of copies of such reports filed with the Company by its directors, executive officers and known 10% beneficial owners, and on written representations from such persons, the Company believes that all reports required to be filed during, or with respect to, the fiscal year of the Company ended December 31, 2002 were filed on a timely basis.

--------------------------------------------------------------------------------
Election of Directors
--------------------------------------------------------------------------------

The Company currently has eight directors serving in three classes, consisting of two classes of three members each and one class of two members. The term of office of one class will expire each year. Members of each class are elected for terms of three years. If there is a vacancy in any class, the vacancy may be filled by the Board of Directors for the balance of the term of the class in which the vacancy exists.

The terms of office of the two Class II directors expire this year. Accordingly, shareholders are being asked to elect two Class II directors who will hold office until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless you indicate otherwise, your proxy will be voted in favor of the election of each of the nominees named below for a three-year term. Should any nominee become unavailable for election for any unforeseen reason, the Board of Directors or the Executive Committee of the Board of Directors will determine how the proxies will be voted. The two nominees who receive the highest number of votes cast at the meeting will be elected as Class II directors.

Listed below are the names of, and certain other information regarding, the two nominees for election as Class II directors, and the other six directors who will be continuing in office following the meeting.

--------------------------------------------------------------------------------
                   CLASS II - NOMINEES FOR A THREE-YEAR TERM
--------------------------------------------------------------------------------

Raymond P. Sharpe

Age: 54                                                     Director since 1994

Mr. Sharpe has been Chief Executive Officer of Cookson Electronics, Inc., a supplier of specialty chemicals, metals, printed circuit board laminates and equipment to the printed circuit board fabrication and electronic assembly market, since July of 1995. Mr. Sharpe was Executive Vice President of Cookson America, Inc., and Chief Operating Officer of the Electronic Materials Division from October of 1987 to June of 1995. He is also a director of Cookson Group plc.

--------------------------------------------------------------------------------

James F. O'Connor

Age: 62                                                     Director since 1997

Mr. O'Connor has been Managing Director of The Chartwell Company, a private merchant and investment bank, since December of 1998. Mr. O'Connor was
Executive Director of Corporate Development for the BBA Group plc, serving the aviation and materials technology markets worldwide, from September of 1994 to December of 1998. He is also a director of PC Cox Holdings Ltd. and a trustee of Blessed John XXIII Seminary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                CLASS I - DIRECTORS WITH TERMS EXPIRING IN 2004
--------------------------------------------------------------------------------

Charles W. Grigg

Age: 63                                                     Director since 1993

Mr. Grigg has been Chairman of the Board since December of 1993, and held the titles of Chief Executive Officer of the Company from December of 1993 until April of 2002, and President of the Company from April of 1997 until October of 1999. Mr. Grigg was President and Chief Operating Officer of Watts Industries, Inc., a manufacturer of valve products, from 1986 to 1993. He is the Chairman of the Board and a director of Selkirk Americas, L.P. and a director of Haskel International, Inc. He is also a Limited Partner of Tinicum Capital Partners, L.P. and a General Partner of Tinicum Lantern LLC.

--------------------------------------------------------------------------------

Richard W. Kelso

Age: 65                                                     Director since 1995

Mr. Kelso was President and Chief Executive Officer of PQ Corporation, a global manufacturer of inorganic chemicals, high performance catalysts and functional glass products, from January of 1991 until his retirement in September of 2000.

--------------------------------------------------------------------------------

James W. Zug

Age: 62                                                     Director since 2001

Mr. Zug was employed from 1964 until his retirement in July of 2000 as a partner with PricewaterhouseCoopers LLP, the Company's independent accountants. From July of 1998 until his retirement, he held the title of Global Leader - Global Deployment for PricewaterhouseCoopers. From October of 1993 until June of 1998, Mr. Zug held the title of Managing Director - International for Coopers and Lybrand. He also held the position of Audit Engagement Partner from 1994 through 1998. Mr. Zug serves on the Board of Directors of the Philadelphia Orchestra Association, the Kimmel Center for the Performing Arts, Amkor Technology, Inc., Stackpole, Ltd., Episcopal Academy, the Brandywine Fund, Inc. and the Brandywine Blue Fund, Inc. He is also a member of the Board of Governors of the Merion Golf Club.

--------------------------------------------------------------------------------
               CLASS III - DIRECTORS WITH TERMS EXPIRING IN 2005
--------------------------------------------------------------------------------

Harry J. Wilkinson

Age: 65                                                     Director since 1986

Mr. Wilkinson was President and Chief Operating Officer of the Company from June of 1987 to March of 1997. He retired from the Company in March of 1998. Mr. Wilkinson is a director of Phillips Screw Company and Flexible Circuits, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Eric M. Ruttenberg

Age: 47                                                     Director since 1991

Mr. Ruttenberg has been General Partner of Tinicum Investors, an investment management company, since December of 1994. He has been the Managing Member of the general partner of Tinicum Capital Partners, L.P., a private investment partnership, since 1998. He is a director of Environmental Strategies Corporation, Haynes Holdings, Inc., Haskel International, Inc., and Selkirk Americas, L.P. He is also a trustee of Mount Sinai Medical Center and St. Paul's School.

--------------------------------------------------------------------------------

John S. Thompson

Age: 55                                                     Director since 2000

Mr. Thompson has been Chief Executive Officer and President of the Company since April of 2002, and held the title of President and Chief Operating Officer from October of 1999 until April of 2002. Mr. Thompson was employed from 1975 until 1999 with BTR PLC, a diversified engineered products company, and was a member of BTR PLC's Board of Directors and Executive Committee. From 1993 until October of 1999, he held the title of President & Chief Executive of BTR, Inc., the U.S. holding company of BTR PLC.

--------------------------------------------------------------------------------
Board Meetings, Committees and Compensation of Directors
--------------------------------------------------------------------------------

During 2002, the Company's Board of Directors held six meetings. Additionally, during 2002, the Executive Compensation and Stock Option Committee held three meetings, the Directors Committee held one meeting, and the Audit Committee held five meetings.

Executive Compensation and Stock Option Committee

The Executive Compensation and Stock Option Committee is composed of Messrs. Sharpe (Chairman), O'Connor, Ruttenberg and Zug. The primary functions of the Executive Compensation and Stock Option Committee are to:

   o Fix the salaries and other compensation of all officers and key executives of the Company other than the Chairman, Chief Executive Officer and the President of the Company (whose compensation is fixed by the Board of Directors);

   o Evaluate the Company's executive compensation programs to ensure that they remain effective in attracting and retaining managerial talent; and

   o Administer certain of the Company's executive incentive compensation and stock option plans, including the granting of awards as provided in those plans.

Directors Committee

The Directors Committee is composed of Messrs. Kelso (Chairman), O'Connor, Ruttenberg, Sharpe and Wilkinson. The primary functions of the Directors Committee are to:

   o Nominate candidates for election to the Board of Directors;

   o Recommend nominees for service on its standing committees;

   o Review programs for senior management succession;

   o Make recommendations to the Board on matters of directors' compensation, benefits, retirement and tenure policy; and

   o Consider nominees for director recommended by shareholders.

The Directors Committee will consider shareholder nominations in accordance with the Company's By-laws. To be considered, notice of a nomination must be received at least 60 days before the date of the relevant Annual Meeting of Shareholders. The notice must include:

   o The name and address of the nominating shareholder;

   o A representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting;

   o The name, age, business and residence addresses and principal occupation of the proposed nominee;

   o A description of any and all arrangements or understandings between the shareholder and each proposed nominee;

   o Any other information that would be required by the Securities and Exchange Commission to be included in a Proxy Statement soliciting proxies for the election of the proposed nominee; and

   o The signed consent of each proposed nominee to serve as a director if elected.

The Board may require any proposed nominee to furnish other information reasonably required to determine the proposed nominee's eligibility and qualifications to serve as a director. Under Pennsylvania law, to be eligible, a nominee must be an individual 18 years of age or older. Factors relevant to a nominee's qualifications would include:

   o Experience or lack thereof in managing business enterprises;

   o Service on other boards of directors;

   o Potential or actual conflicts of interest;

   o Expertise in a field related to the Company's business;

   o Criminal record; and

   o Other similar information.

If the Board (after affording the shareholder a reasonable opportunity to cure any deficiency in the original notice) determines that an individual was not proposed in accordance with the By-laws, then such individual would not be eligible for nomination and election as a director. If a nominee is determined to have been properly proposed by a shareholder, and the Directors Committee determines not to nominate the person, the shareholder proposing such person may nominate the candidate at the meeting. The Company will furnish a copy of its By-laws specifying the requirements for nominations for director to any shareholder without charge upon written request to the Secretary of the Company.

Audit Committee

The Audit Committee of the Board of Directors is composed of Messrs. Zug (Chairman), Kelso, O'Connor and Sharpe. The primary functions of the Audit Committee are to:

   o Meet periodically with the Company's management, internal auditors and independent accountants to review with each whether they are properly discharging their respective responsibilities; and

   o Make recommendations to the Board of Directors to select and retain the Company's independent accountants, to establish the scope of their accounting services and to approve related fees.

In 2002, all of the directors attended more than 75% of the aggregate of the meetings of the Board and the committees of the Board on which they served.

--------------------------------------------------------------------------------
Executive Compensation
--------------------------------------------------------------------------------

The following table sets forth, for the Company's fiscal years ended December 31, 2000 through 2002, the total annual and long-term compensation of the Chief Executive Officer and President and the five other most highly compensated executive officers of the Company serving in such capacity as of December 31, 2002 (the "Named Officers").

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Compensation                   Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Awards                 Payouts
                                                                           --------------------------------------------
                                                                   Other                  Securities
                                                                  Annual                  Underlying                      All Other
                                                                  Compen-   Restricted      Options       Long-Range       Compen-
             Name and                        Salary     Bonus     sation       Stock        Granted     Incentive Bonus     sation
         Principal Position          Year    ($)(1)     ($)(2)    ($)(3)      ($)(4)          (#)           ($)(5)          ($)(6)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         John S. Thompson            2002    500,000   187,500     6,000         0          30,000             0              4,712
     Chief Executive Officer         2001    420,000         0     7,000         0          20,000             0              2,622
          and President              2000    400,000   110,160     6,000         0          15,000             0              2,622
-----------------------------------------------------------------------------------------------------------------------------------
         Charles W. Grigg            2002    300,000   112,500    38,257         0           5,000             0          1,374,504
             Chairman                2001    617,400         0    35,801         0          20,000             0          1,744,114
                                     2000    588,000   194,275    31,715         0          15,000             0          2,059,069
-----------------------------------------------------------------------------------------------------------------------------------
       William M. Shockley           2002    300,000    75,000         0         0          15,000             0            305,842
      Vice President, Chief          2001    300,000         0         0         0          10,000             0            105,733
        Financial Officer            2000    285,000    62,786         0         0           6,000             0            190,572
-----------------------------------------------------------------------------------------------------------------------------------
           James D. Dee              2002    190,000    41,563         0         0           3,000             0                744
     Vice President, General         2001    190,000         0         0         0           3,000             0                499
      Counsel and Secretary          2000    175,000    33,075         0         0           3,000             0             40,579
-----------------------------------------------------------------------------------------------------------------------------------
         Thomas S. Cross             2002    141,000    26,438         0         0           2,500             0                363
      Vice President, Human          2001    141,000         0         0         0           2,500             0                800
            Resources                2000    134,000    22,150         0         0           2,500             0                509
-----------------------------------------------------------------------------------------------------------------------------------
        Margaret B. Zminda           2002    141,000    26,438         0         0           2,500             0                835
       Treasurer, Assistant          2001    141,000         0         0         0           2,500             0             68,749
     Secretary and Director,         2000    134,000    22,150         0         0           2,500             0                335
        Investor Relations
-----------------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include deferrals (where applicable) by the Named Officers under the Company's Executive Deferred Compensation Plan.

(2) Amounts shown reflect cash payments to the Named Officers under the Company's Management Incentive Plan.

(3) Amounts shown include directors' fees for 2002 through 2000, respectively as follows: for Mr. Grigg - $6,000, $7,000 and $6,000 and for Mr. Thompson
    - $6,000, $7,000 and $6,000. Amounts shown also reflect, for Mr. Grigg, interest accrued in excess of 120% of the applicable federal long-term rate with respect to the Company's Executive Deferred Compensation Plan.

(4) As of December 31, 2002 the value of restricted shares held by the Named Officers was as follows: Mr. Grigg $110,841 (4,667 shares); Mr. Shockley $23,512 (990 shares); Mr. Dee $10,854 (457 shares); Mr. Cross $2,137 (90 shares) and Ms. Zminda $5,842 (246 shares). The restricted shares are valued using a fair market value of $23.75 per share, which represents the closing market price of the stock on December 31, 2002. Mr. Thompson held no restricted shares as of December 31, 2002.

(5) Amounts shown reflect cash payments to the Named Officers under the Company's Long Range Incentive Plan.

(6) Amounts shown include payments by the Company on behalf of the Named Officers for term-life insurance. Amounts shown also reflect compensation from the exercise of stock options for Messrs. Grigg and Shockley in 2002, 2001 and 2000, respectively, of $1,367,592 (53,000 shares) and $305,002
    (14,000 shares) for the year 2002; $1,737,202 (45,704 shares) and $104,911
    (3,000 shares) for the year 2001; and $2,052,157 (57,407 shares) and
    $189,863 (6,000 shares) for the year 2000. Mr. Dee received compensation from the exercise of stock options in 2000 of $40,125 (2,000 shares). Ms. Zminda received compensation from the exercise of stock options in 2001 of $68,391 (3,000 shares). Mr. Thompson and Mr. Cross did not receive compensation from the exercise of stock options in 2002, 2001 or 2000.

The following tables provide information concerning the number and value of option grants during the last year and the number and value of options to purchase the Company's Common Stock held by each of the Named Officers as of December 31, 2002. All options outstanding were granted under the SPS 1988 Long Term Incentive Stock Plan or pursuant to contractual agreements with the employee at 100% of the fair market value of the Company's Common Stock on the date of grant. The vesting provisions of the options are determined by the Executive Compensation and Stock Option Committee.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Option Grants in Last Year Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Potential
                                                                                                                    Realizable
                                                                                                                 Value at Assumed
                                                                                                                  Annual Rates of
                                                                                                                       Stock
                                                                                                                Price Appreciation
                                                                                                                        for
                                              Individual Grants                                                     Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Total
                                                                       Options
                                                         Number of    Granted to
                                                        Securities       All
                                                        Underlying    Employees    Exercise
                                                          Options      in Last       Price       Expiration
                        Name                              Granted        Year       ($/Sh)          Date         5%($)      10%($)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                  John S. Thompson                        30,000        18.87%      34.435     Feb. 12, 2012    649,680   1,646,416
-----------------------------------------------------------------------------------------------------------------------------------
                  Charles W. Grigg                         5,000         3.15%      34.435     Feb. 12, 2012    108,280     274,403
-----------------------------------------------------------------------------------------------------------------------------------
                 William M. Shockley                      15,000         9.44%      34.435     Feb. 12, 2012    324,840     823,208
-----------------------------------------------------------------------------------------------------------------------------------
                    James D. Dee                           3,000         1.89%      34.435     Feb. 12, 2012     64,968     164,642
-----------------------------------------------------------------------------------------------------------------------------------
                   Thomas S. Cross                         2,500         1.57%      34.435     Feb. 12, 2012     54,140     137,201
-----------------------------------------------------------------------------------------------------------------------------------
                 Margaret B. Zminda                        2,500         1.57%      34.435     Feb. 12, 2012     54,140     137,201
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Aggregated Option Exercises and Year-End Option Value Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of      Value of Unexercised
                                                                                               Unexercised        "In-the-Money"
                                                                                                Options at      Options at Year-End
                                                                                                 Year-End             ($)(1)
                                                                   Number of
                                                                     Shares        Dollar
                                                                  Acquired on      Value       Exercisable/        Exercisable/
                              Name                                  Exercise      Realized    Unexercisable        Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                        John S. Thompson                               --            --        55,000/85,000            --
-----------------------------------------------------------------------------------------------------------------------------------
                        Charles W. Grigg                             53,000      1,367,592    155,482/46,000        641,800/ 0
-----------------------------------------------------------------------------------------------------------------------------------
                      William M. Shockley                            14,000        305,002     35,200/35,800         20,150/ 0
-----------------------------------------------------------------------------------------------------------------------------------
                          James D. Dee                                 --            --         20,200/9,800            --
-----------------------------------------------------------------------------------------------------------------------------------
                        Thomas S. Cross                                --            --         10,600/8,900            --
-----------------------------------------------------------------------------------------------------------------------------------
                       Margaret B. Zminda                              --            --         10,100/7,400            --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Unexercised options are valued using a fair market value of $23.78 per share which represents the average trading price of the Company's stock on December 31, 2002.

--------------------------------------------------------------------------------
Pension Benefits
--------------------------------------------------------------------------------

Supplemental Executive Retirement Plan

The following table shows the amount of annual straight life annuity benefits that a Named Officer, with the exception of Mr. Cross and Ms. Zminda, would receive commencing at age 65 for the years-of-service indicated under the Company's Supplemental Executive Retirement Plan as amended and restated effective July 31, 2001 (SERP). The SERP is a non-qualified unfunded plan in which an enhanced retirement benefit is accrued based upon the participant's final five-year average pensionable earnings and years-of-service. Such amount would be reduced by amounts payable from (i) the Company's Retirement Income Plan (RIP), a qualified cash balance plan in which the benefit is determined by Company contribution credits based on age and years-of-service, and interest credits based on one-year Treasury rates; (ii) the Benefit Equalization Plan (BEP), a non-qualified unfunded plan which makes up retirement benefit reductions under the RIP due to ceilings established by the Internal Revenue Code and/or reductions due to participation in the Executive Deferred Compensation Plan; and (iii) primary social security benefits.

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Pension Plan Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Years of Service
-----------------------------------------------------------------------------------------------------------------------------------
                                          Average Base                                                                   15 or More
                                       Salary for Five-Year                                        5 Years    10 Years      Years
                                   Period Preceding Retirement                                     Service    Service      Service
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            $150,000                                                30,000     60,000       90,000
                                             200,000                                                40,000     80,000      120,000
                                             250,000                                                50,000    100,000      150,000
                                             300,000                                                60,000    120,000      180,000
                                             350,000                                                70,000    140,000      210,000
                                             400,000                                                80,000    160,000      240,000
                                             450,000                                                90,000    180,000      270,000
                                             500,000                                               100,000    200,000      300,000
                                             550,000                                               110,000    220,000      330,000
                                             600,000                                               120,000    240,000      360,000

Mr. Cross' estimated total annual life annuity payable from the Company's RIP and BEP (as described above) at the normal retirement age of 65 is $67,800. He will reach age 65 in June of 2016, at which time he would have 41 years of service.

Ms. Zminda's estimated total annual life annuity payable from the Company's RIP and BEP (as described above) at the normal retirement age of 65 is $80,100. She will reach age 65 in November of 2023, at which time she would have 40 years of service.

As of December 31, 2002, the years of credited service for the Named Officers were as follows: Mr. Grigg - 19; Mr. Thompson - 27; Mr. Shockley - 11; Mr. Dee
- 14; Ms. Zminda - 19; Mr. Cross - 28.

For Mr. Grigg, years-of-service includes service with Watts Industries, Inc. Mr. Grigg's straight life annuity benefit payable at age 65 will be reduced by benefits payable under the Watts Industries, Inc. Supplemental Employees Retirement Plan.

For Mr. Thompson, years-of-service includes service with BTR, Inc. Mr. Thompson's straight life annuity benefit payable at age 65 will be reduced by benefits payable under the BTR, Inc. Qualified Salaried Pension Plan.

--------------------------------------------------------------------------------
Equity Compensation Plan Information
--------------------------------------------------------------------------------

The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of Securities
                                                                                                           remaining available for
                                                        Number of Securities to      Weighted-average       future issuance under
                                                        be issued upon exercise     exercise price of     equity compensation plans
                                                        of outstanding options,    outstanding options,     (excluding securities
                                                          warrants and rights      warrants and rights     reflected in column (a))
Plan Category                                                     (a)                    (b) (3)                     (c)
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security
holders (1)                                                    1,041,405                  $35.71                   329,475
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved by security
holders (2)                                                       60,000                  $39.68                    87,561
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                          1,101,405                  $35.93                   417,036
-----------------------------------------------------------------------------------------------------------------------------------

(1) This plan is the SPS 1988 Long Term Incentive Stock Plan.

(2) This includes the SPS Restricted Stock Award Plan and SPS Non-Qualified Stock Option Grants. The Restricted Stock Award Plan is used solely for the issuance of the restricted shares related to incentive compensation awards earned under the Company's Long-Range Incentive Plan. Non-Qualified Stock Option Grants are utilized for grants of stock options to employees pursuant to agreements entered into at the time of the employee's hiring by the Company.

(3) Weighted average exercise price of outstanding options exclude restricted shares of common stock.

--------------------------------------------------------------------------------
Compensation of Directors
--------------------------------------------------------------------------------

Each director who is not an employee of the Company receives an annual retainer of $17,000 plus a fee of $1,000 for each meeting of the Board of Directors or one of its committees he attends. Each director who is an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors he attends. On May 2, 1995 each non-employee director received a restricted share award in the amount of $25,000, or 1,530 shares, based upon the fair market value of the Company's Common Stock on that date of $16.3438 per share. Mr. Kelso, who was appointed as a director on October 24, 1995, received a pro rata restricted share award in the amount of $22,500, based upon the number of months remaining until May 2, 2000, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,140 shares based upon the fair market value of the Company's Common Stock on October 24, 1995 of $19.7188 per share. On February 10, 1997 each non-employee director received a restricted share award in the amount of $25,000, or 740 shares, based upon the fair market value of the Company's Common Stock on that date of $33.9063 per share. Mr. Wilkinson, who became an outside director on March 1, 1997, received a pro rata restricted share award in the amount of $40,416, based upon the number of months remaining until May 2, 2000 and February 10, 2002, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,270 shares based upon the fair market value of the Company's Common Stock on March 3, 1997 of $31.8236 per share. Mr. O'Connor, who was elected as a director on April 29, 1997, received a pro rata restricted share award in the amount of $38,750, based upon the number of months remaining until May 2, 2000 and February 10, 2002, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,170 shares based upon the fair market value of the Company's Common Stock on April 29, 1997 of $33.1197 per share. On May 2, 2000 each non-employee director received a restricted share award in the amount of $25,000, or 791 shares, based upon the fair market value of the Company's Common Stock on that date of $31.5938 per share. Mr. Zug, who was elected as a director on April 30, 2001, received a pro rata restricted share award in the amount of $23,750, based upon the number of months remaining until February 10, 2002 and May 2, 2005, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 490 shares based upon the fair market value of the Company's Common Stock on April 30, 2001 of $49.025 per share. On April 30, 2002 each non-employee director received a restricted share award in the amount of $25,000, or 647 shares, based upon the fair market value of the Company's Common Stock on that date of $39.14 per share. The restrictions on each award lapse on 20% of the shares each year on the anniversary date of the award for the succeeding five years. After five years, no restrictions remain.

A director who is not a participant in any of the Company's qualified retirement plans and who retires (i) at or after age 70 with 5 or more years of service, or (ii) at or after age 65 with 10 or more years of service, will receive annually during his lifetime an amount equal to the annual retainer in effect as of the date of his retirement. A director who retires at or after age 65 but before age 70 with less than 10 years of service will receive annually a pro rata amount.

A non-employee director may elect to receive discounted options in lieu of all or a portion of his annual retainer under the SPS 1988 Long Term Incentive Stock Plan. The number of options granted is determined by the amount of retainer he elects to receive in discounted price options divided by the difference between the fair market value of the Company's Common Stock at the time of grant less, for each option, the par value per share of fifty cents. The options are granted at the beginning of June each year. The director must pay fifty cents per option at the time of exercise.

--------------------------------------------------------------------------------
Termination of Employment and Change of Control Arrangements
--------------------------------------------------------------------------------

The Company has entered into the following agreements and arrangements with the Named Officers:

1) The Company has entered into an Executive Severance Agreement ("Agreement") with each of the Named Officers. The Agreement provides that if a "triggering termination" of employment occurs within three years after a "change of control" of the Company (as defined in the Agreement), then the employee is entitled to receive within 15 days after the employee's termination date, among other benefits, cash in an amount equal to two times the sum of the employee's annual base salary plus two times the incentive bonus awards earned by or allocated to the employee in the previous fiscal year under the Company's

   Management Incentive Plan (MIP) and Long Range Incentive Plan (LRIP). A "triggering termination" generally includes a termination of employment initiated by the Company for any reason other than a disability qualifying the employee for benefits under the Company's Long Term Disability Plan, or for "cause" (as defined in the Agreement), or by the employee for certain reasons set forth in the Agreement.
   Upon a "triggering termination", the employee will also be entitled to receive the appreciated value of all the employee's stock options outstanding and unexercised as of the termination date (whether or not vested), any unpaid salary, all incentive bonus awards payable to, earned by or allocated to the employee under the MIP and LRIP, and all amounts deferred by the employee under any incentive plan and under the Company's Executive Deferred Compensation Plan. The employee will also receive two additional years of credited service under each of the Company's RIP, BEP and SERP, and will, for two years, continue to receive certain insurance benefits on a cost-sharing basis. The employee's benefits from BEP and SERP are payable in a lump sum within 15 days after the termination date. Any restrictions remaining on restricted shares that may have been awarded to the employee lapse, and the employee will own such shares free and clear of any Company-imposed restriction. Any non-competition agreements (including non-compete provisions of the MIP) terminate; however, the employee will continue to be bound by the confidentiality provisions of the Agreement. Each Agreement provides for payment of additional compensation to the employee to offset any adverse effect of payments under the Agreement determined to be "excess parachute payments," as defined in the Internal Revenue Code.

2) The Company has a Senior Executive Severance Plan (SESP), under which each of the Named Officers would receive certain compensation and benefits in the event of termination of employment with the Company, without a change of control, for any reason other than for "cause" (as defined in the SESP) or a disability which qualifies the participant for benefits under the Company's Long-Term Disability Plan, or if initiated by the participant, upon the occurrence of certain events described in the SESP. Upon such termination, the participant is entitled to receive (among other benefits) the base salary in effect before the termination date for a period of up to 12 months, all bonuses earned under the MIP for completed and uncompleted (pro rata) periods, under the LRIP for completed periods and all amounts deferred under the Company's Executive Deferred Compensation Plan. The participant will remain on the Company's payroll for up to 12 months, during which time any employee benefits to which the participant was entitled prior to the termination will continue, and the participant will be entitled to Company-paid professional outplacement services. Restrictions on restricted shares, if any, issued to the participant lapse. If the participant is employed by a competitor of the Company without the Company's consent, the ongoing benefits described above cease as of the date of such employment. If the participant is employed on a full-time basis by an entity other than a competitor, the ongoing benefits cease either as of the date of such employment or six months, whichever is later. In the event an employee receives a payment under an Executive Severance Agreement, no payment under the SESP will be made. The SESP provides that the plan shall not be terminated or amended to reduce or eliminate the benefits granted to certain employees, including the Named Officers. The SESP further provides for additional compensation to the participant if any plan payment is subject to an excise or similar tax under the Internal Revenue Code.

--------------------------------------------------------------------------------
Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

In connection with the Company's Rights Offering of the Company's Common Stock which concluded in December of 1994 (the "Rights Offering"), the Company entered into a Registration Rights Agreement with certain Purchasers and Investors1. In accordance with the terms of such Agreement, the Purchasers and Investors could require the Company to cause shares of Common Stock beneficially owned by them to be registered for public sale under the Securities Act. This Agreement expired on December 31, 2002. The Company's Board of Directors has since approved the grant of new registration rights to the Purchasers and Investors for an additional five year period provided the Purchasers and Investors pay the expenses of such registration. The Company expects to enter into a written agreement with the Purchasers and Investors evidencing such grant early in the second quarter of 2003. Pursuant to that agreement, the Purchasers and Investors will have the right to require the Company to register for resale by them up to 10% of the outstanding shares of the Company's Common Stock.

On February 6, 2001, SPS-AAA Aircraft Supply, LLC acquired all of the outstanding shares of AAA Aircraft Supply, Inc. and changed the name of the company to AAA Aircraft Supply, LLC ("AAA"). Harry J. Wilkinson, a director of the Company, is a director and a shareholder of AAA, owning 5% of the AAA shares acquired on the same terms as the Company acquired its shares. The Company is the majority shareholder of AAA, owning 86.25% of the AAA shares. Mr. Wilkinson has received distributions from AAA as follows: 2001 -- $42,000 on July 27, 2001, and $58,000 on December 18, 2001; 2002 -- $25,000 on December
11, 2002, for total distributions of $125,000 representing a partial distribution of his pro rata share of AAA's earnings.
---------------
(1) Tinicum Enterprises, Inc., Tinicum Investors, RUTCO Incorporated, Tinicum Foreign Investments Corporation, Tinicum Associates, G.P., Putnam L. Crafts, Jr. and James H. Kasschau (collectively, the "Purchasers"), and RIT Capital Partners plc, J. Rothschild Capital Management Limited and St. James's Place Capital plc (collectively, the "Investors"). See "Ownership of Voting Securities" for more recent information on the Affiliated Group as herein defined. Eric M. Ruttenberg, a director of the Company, is an "affiliate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of certain of the Purchasers.

--------------------------------------------------------------------------------
Audit Committee Report
--------------------------------------------------------------------------------

The responsibilities of the Audit Committee of the Board of Directors of the Company are set forth in the charter of the Audit Committee, which was approved by the Company's Board of Directors. A copy of the charter was filed with the Securities and Exchange Commission in connection with the filing of the Company's Proxy Statement for the 2002 Annual Meeting.

As set forth in the charter, the Audit Committee's primary responsibilities include the following:

   o The Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's independent accountants about draft annual financial statements and key accounting and reporting matters;

   o The Committee is responsible for matters concerning the relationship between the Company and its independent accountants, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent accountants are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

   o The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal audit program.

The Board has made a determination that the Directors who serve on the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that the Committee deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. In carrying out its responsibilities, the Committee met five times during fiscal 2002.

In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's independent accountants to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent accountants. The Committee's review included discussion with the independent accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company's independent accountants, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Finally, the Committee continued to monitor the scope and adequacy of the Company's internal audit program, including proposals for adequate staffing and strengthening internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material" or "filed" with the Commission or subject to the Commission's regulation 14A, other than as provided in Item 306, or to the liabilities of section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Members of the Audit Committee - James W. Zug (Chairman); Richard W. Kelso; James F. O'Connor; and Raymond P. Sharpe.

--------------------------------------------------------------------------------
Independent Accountants and Related Fees
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP, the Company's independent accountants for the year 2002, has been selected to continue for the year 2003. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting. They will be provided the opportunity to make a statement at the meeting if they desire to do so and to respond to appropriate questions.

The aggregate fees billed to the Company for professional services rendered for the year 2002 were as follows:

   o Audit Fees                                $538,200

   o Financial Information Systems Design
     and Implementation Fees                       None

   o Actuarial Services Fees                   $191,900

   o All Other Fees                            $422,497
                                             ----------
   TOTAL                                     $1,152,597

Audit Fees include fees for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2002. "All Other Fees" represents the aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2002, including advice and compliance services related to tax and other matters. The Audit Committee of the Board of Directors has determined that the provision of the services provided by the Company's accountants is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------
Compensation Committee Report on Executive Compensation
--------------------------------------------------------------------------------

Overview and Philosophy

The Executive Compensation and Stock Option Committee of the Board of Directors ("Compensation Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee annually recommends to the full Board the compensation to be paid to the Chairman and the Chief Executive Officer and President, and determines the compensation of each of the other executive officers and Group Presidents of the Company. The Compensation Committee is free to engage and consult with outside compensation consultants as it sees fit and generally has access to independent compensation data.

The objectives of the Company's executive compensation program are to:

   o Emphasize long-term performance and increases in shareholder value.

   o Provide base compensation and benefit levels that are competitive with those in the markets in which the Company competes for executive personnel.

   o Reward executives for the achievement of short-term and long-term financial goals and the enhancement of shareholder value.

   o Support a performance-oriented environment by providing incentive compensation that changes in a consistent and predictable way with both the financial performance of the Company and management performance in support of strategic objectives.

   o Provide a long-term and career-oriented compensation environment.

   o Offer meaningful and competitive retirement and supplemental benefits that are consistent with the Company's objective of retaining key employees.

The executive compensation program provides a compensation package that is competitive with those offered by similar companies. The Company periodically reviews the competitive practices of companies in the fabricated metals, durable goods manufacturing and other industries, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.

Executive Officer Compensation

Executive officer compensation is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, long-range restricted stock incentive compensation, specific benefits designed to provide remuneration for career service, and various benefits, including medical, life insurance and savings plans generally available to employees of the Company.

o Base Salary

Base salary levels for the Company's executive officers are competitively set relative to certain companies in the fabricated metals, durable goods manufacturing and other industries as well as other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience, performance and specific expertise beneficial to the Company.

o Incentive Compensation

The Company's incentive programs are intended to provide incentives to achieve financial and individual objectives, and to reward exceptional performance. The Management Incentive Plan is the Company's annual incentive program for executive officers and key managers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash bonus to executives for the attainment of annual financial and individual goals. Threshold, target and maximum goals for total Company and individual business unit performance are set by the Compensation Committee at the beginning of each fiscal year. The Long Range Incentive Plan is the Company's three-year incentive program for executive officers and key managers. The purpose of the Plan is to provide a direct financial incentive in the form of a restricted share award under the SPS Restricted Stock Award Plan to executives for the attainment of long-range financial goals of the Company.

o Equity-Based Compensation

The equity-based compensation component of the Company's executive compensation program is oriented toward the achievement of increasing shareholder value over the long term. This component of the program - the SPS 1988 Long Term Incentive Stock Plan - provides for grants of stock options which align the executives' awards with future shareholder gains. These grants enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

o Executive Benefits

The benefit component of executive compensation is designed to provide executives with adequate and meaningful retirement benefits that are reflective of the benefits offered in comparable companies, and which encourage career-service orientation of the Company's executives. In contrast, other benefits such as perquisites are rigidly controlled and minimized. The amount of such perquisites, as determined in accordance with rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 2002.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer and President (CEO) is fixed by the full Board of Directors (other than the CEO) consistent with the practices described above. Factors considered by the Board of Directors in deciding the compensation of the CEO include the CEO's experience, the CEO's performance and the compensation of chief executive officers at other comparable companies. Effective January 1, 2003, Mr. Thompson's annual base salary was increased by the Board of Directors from $500,000 to $550,000. The Board believes this amount to be competitive with companies of similar size and complexity. For the year 2003, Mr. Thompson has a 100% incentive opportunity under the Company's Management Incentive Plan and a 10% incentive opportunity under the Company's Long Range Incentive Plan.

Members of the Executive Compensation and Stock Option Committee - Raymond P. Sharpe (Chairman); James F. O'Connor; Eric M. Ruttenberg and James W. Zug.

--------------------------------------------------------------------------------
Common Stock Performance Graph
--------------------------------------------------------------------------------

The graph set forth below shows the cumulative shareholder return (i.e. price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 2002, as compared to the Standard & Poor's ("S&P") Small Cap 600 Index, the S&P 500 Index and the S&P Small Cap 600 Aerospace and Defense Sub-Industry Index. In prior years, the Company utilized the S&P Diversified Manufacturing Index as its peer index, however, this index is no longer available.

              COMPARISON of FIVE-YEAR CUMULATIVE TOTAL RETURN for
         SPS, the S&P SMALL CAP 600 INDEX, the S&P SMALL CAP AEROSPACE
              AND DEFENSE SUB-INDUSTRY INDEX and the S&P 500 INDEX
                             (see NOTES 1-3 BELOW)


                      SPS       S&P 600      S&P 500     Aerospace
                    -------    --------     --------     ---------
1997                    100        100          100           100
1998                  129.8      98.72       128.58        121.91
1999                  73.21     110.98       155.63         67.88
2000                 125.64     124.03       141.47         72.05
2001                  80.04     132.14       124.65          66.8
2002                  54.44      93.78         97.1         53.93


Notes:

(1) Total return assumes reinvestment of dividends.

(2) The above graph assumes $100 was invested on December 31, 1997 in SPS Technologies, Inc. Common Stock, the
    S&P Small Cap 600 Index, the S&P Small Cap 600 Aerospace and Defense Sub-Industry Index and the S&P 500 Index. The values shown on the graph are as of the end of each period indicated. Raw data for the S&P Small Cap 600 Index, S&P Small Cap 600 Aerospace and Defense Sub-Industry Index and the S&P 500 Index is supplied by S&P.

(3) In previous years, the Company has compared the return on its Common Stock to the S&P 500 Index. However, the S&P Small Cap 600 contains companies with comparable market capitalization to that of SPS and SPS is a component of the S&P Small Cap 600. Going forward, the Company will utilize the S&P Small Cap 600 as the broad equity market index for the purposes of this graph.

--------------------------------------------------------------------------------
Proposals of Shareholders
--------------------------------------------------------------------------------

Under the Company's By-laws, notice of any proposal to be presented by any shareholder at a meeting must be received by the Secretary of the Company not less than 60 days in advance of the meeting. The notice must include the following:

   o Text of the proposal to be presented;

   o A brief written statement of the reasons why the shareholder favors the proposal;

   o The name and address of record of the proposing shareholder;

   o A representation that the shareholder is entitled to vote at the meeting and intends to appear at the meeting, in person or by proxy;

   o The number of shares of stock beneficially owned by the shareholder; and

   o Any material interest of the shareholder in the proposal (other than as a shareholder).

A copy of the Company's By-laws specifying these requirements will be furnished to any shareholder without charge upon written request to the Secretary.

Under the rules of the Securities and Exchange Commission, shareholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Shareholders to be held in 2004 must submit such proposals so as to be received at the office of the Secretary, SPS Technologies, Inc., Two Pitcairn Place, Suite 200, 165 Township Line Road, Jenkintown, PA 19046, no later than December 2, 2003. The Company's ability to exercise discretionary voting authority with respect to shareholder proposals will be subject to certain requirements of the Securities and Exchange Commission. At the time of the preparation of these proxy materials, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting of Shareholders. If any other matters should properly come before the meeting, the proxy holders have discretionary authority to vote their shares on any such matters according to their best judgment.

                                            By order of the Board of
                                            Directors,



                                            James D. Dee
                                            Secretary

March 31, 2003

--------------------------------------------------------------------------------
Upon written request to the Secretary, SPS Technologies, Inc., Two Pitcairn Place, Suite 200, 165 Township Line Road, Jenkintown, PA 19046, the Company
will provide, without charge, to any shareholder solicited hereby, a copy of its Annual Report on Form 10-K, including the financial statements and the schedules thereto.
--------------------------------------------------------------------------------

                                                         Mark Here
                                                         for Address      |_|
                                                         Change or
                                                         Comments
                                                         PLEASE SEE REVERSE SIDE

1.    ELECTION OF DIRECTORS:

               VOTE FOR                      WITHHOLD
         all nominees listed                AUTHORITY
         (except as marked to            to vote for all
             the contrary)               nominees listed

                 |_|                           |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees:

CLASS II: 01 James F. O'Connor, 02 Raymond P. Sharpe

DISCRETION IS GRANTED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company
may no longer distribute printed materials to me from any future             |_|
shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

The undersigned hereby revokes any proxy heretofore given for said meeting and ratifies and confirms all that the name proxies shall do by virtue hereof. The undersigned has received the Notice of said meeting including the Proxy Statement and the 2002 Annual Report.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership , please sign in partnership name by authorized person.


Signature(s)_____________________________________________ Date____________, 2003

--------------------------------------------------------------------------------
                    ^ Detach here from proxy voting card. ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                -----------------------------                    ---------------------
           Internet                                     Telephone                                       Mail
   http://www.eproxy.com/st                           1-800-435-6710

Use the Internet to vote your                 Use any touch-tone telephone                      Mark, sign and date
proxy. Have your proxy card in                to vote your proxy. Have your                       your proxy card
hand when you access the web                  proxy card in hand when you                               and
site. You will be prompted to       OR        call. You will be prompted to         OR            return it in the
enter your control number,                    enter your control number,                       enclosed postage-paid
located in the box below, to                  located in the box below, and                           envelope.
create and submit an                          then follow the directions
electronic ballot.                            given.
------------------------------                -----------------------------                    ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at: http://www.spstech.com

[LOGO]                       SPS TECHNOLOGIES, INC.                        PROXY
SPS TECHNOLOGIES              Jenkintown, PA 19046

                 Solicited on Behalf of the Board of Directors

      The undersigned hereby constitutes and appoints John S. Thompson and William M. Shockley or either of them, proxies, with full power of substitution, to represent and to vote as specified on the reverse side hereof all of the shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SPS Technologies, Inc. to be held at the Company's facility located at 301 Highland Avenue, Jenkintown, Pennsylvania, on Tuesday, April 29, 2003 at 10:00 a.m., local time, and any adjournments or postponements thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IN THE MANNER STATED IN THE PROXY STATEMENT.

         Please vote using the instructions on the reverse side hereof.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------
                    ^ Detach here from proxy voting card. ^


                         YOUR VOTE IS IMPORTANT TO US.

                                                         Mark Here
                                                         for Address
                                                         Change or       |_|
                                                         Comments
                                                         PLEASE SEE REVERSE SIDE

1.    ELECTION OF DIRECTORS:

                VOTE FOR                 WITHHOLD
           all nominees listed          AUTHORITY
          (except as marked to        to vote for all
              the contrary)           nominees listed

                  |_|                       |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees:

CLASS II: 01 James F. O'Connor, 02 Raymond P. Sharpe

DISCRETION IS GRANTED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future
shareholder meeting until such consent is revoked. I understand that I       |_|
may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

Please sign exactly as your name appears at left.

Signature_______________________________________________ Date_____________, 2003

--------------------------------------------------------------------------------
                    ^ Detach here from proxy voting card. ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

       Internet and telephone voting is available through April 18, 2003.

 Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                -----------------------------                ---------------------
           Internet                                     Telephone                                   Mail
   http://www.eproxy.com/st                           1-800-435-6710

Use the Internet to vote your                 Use any touch-tone telephone                  Mark, sign and date
proxy. Have your proxy card in                to vote your proxy. Have your                   your proxy card
hand when you access the web                  proxy card in hand when you                           and
site. You will be prompted to       OR        call. You will be prompted to       OR          return it in the
enter your control number,                    enter your control number,                   enclosed postage-paid
located in the box below, to                  located in the box below, and                       envelope.
create and submit an                          then follow the directions
electronic ballot.                            given.
------------------------------                -----------------------------                ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at: http://www.spstech.com

[LOGO]                       SPS TECHNOLOGIES, INC.
SPS TECHNOLOGIES          Savings and Investment Plan

                Voting Instruction Card for 2003 Annual Meeting

                 Solicited on Behalf of the Board of Directors

      This is a ballot for voting the shares of SPS Technologies, Inc. Common Stock held in your SPS Technologies, Inc. Savings and Investment Plan account. Vanguard Fiduciary Trust Company, as Trustee of the Plan, will vote all shares held in your account as specified on the reverse side hereof at the Annual Meeting of Shareholders of SPS Technologies, Inc. to be held on April 29, 2003. Your vote must be received on or before April 18, 2003 in order to be counted. Your voting instructions will be kept confidential.

      THE TRUSTEE WILL VOTE YOUR SHARES AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL VOTE YOUR SHARES FOR THE NOMINEES FOR DIRECTOR IN THE MANNER STATED IN THE PROXY STATEMENT. IF YOU DO NOT VOTE, THE TRUSTEE WILL NOT VOTE YOUR SHARES.

         Please vote using the instructions on the reverse side hereof.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------
                    ^ Detach here from proxy voting card. ^


                         YOUR VOTE IS IMPORTANT TO US.